                                                                    EXHIBIT 32.2

                            LIFEPOINT HOSPITALS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of LifePoint Hospitals, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Culotta, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) To the best of my knowledge information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2005

                                                      /s/ Michael J. Culotta
                                                      -----------------------
                                                      Michael J. Culotta
                                                      Chief Financial Officer